UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2009
Alliance HealthCard, Inc.
(Exact name of registrant as specified in its charter)

GEORGIA	000-30099	58-2445301

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 36th Avenue NW, Suite 105, Norman, OK	73072

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 579-8525
3500 Parkway Lane, Suite 720, Norcross, GA 30092
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
(a)	On May 14, 2009, Alliance HealthCard, Inc. issued a press release announcing its operating results and certain other related information for the quarter ended March 31, 2009 and its financial condition as of March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and the exhibit hereto shall not be deemed to be incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
(b)	Exhibits.

Exhibit 99.1	Press release of Alliance HealthCard, Inc. dated May 14, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance HealthCard, Inc.
Date: May 14, 2009	/s/ Rita W. McKeown
Rita W. McKeown
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
No.	Description

Exhibit 99.1	Press release of Alliance HealthCard, Inc. dated May 14, 2009